EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 13 to Registration Statement No. 33-34609 on Form N-1A of our report dated May 8, 2001 appearing in the March 31, 2001 Annual Report of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York July 18, 2001